EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Annual Report of Volt Information Sciences, Inc. (the "Company") on Form 10-K for the year ended November 2, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James
J. Groberg, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 4, 2005

                                         /s/James J. Groberg
                                         ----------------------------
                                         James J. Groberg
                                         Principal Financial Officer



A signed original of this written statement required by Section 906 has been provided to Volt Information Services, Inc. and will be retained by Volt Information Sciences, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.